                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                     DISTRIBUTION DATE:   DECEMBER 29, 2003
                                          -----------------


(i)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1 Notes:                                 $0.00
                                                                                                           ------------------------
             (    $0.00000000000        per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------

(ii)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-2 Notes:                        $10,678,190.46
                                                                                                           ------------------------
             (    $0.00004421611        per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(iii)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B Notes:                                   $0.00
                                                                                                           ------------------------
             (    $0.00000000000        per $1,000 original principal amount of Class I-B Notes)
              --------------------------

(iv)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:                                $0.00
                                                                                                           ------------------------
             (    $0.00000000000        per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------

(v)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:                       $10,435,362.86
                                                                                                           ------------------------
             (    $0.00002730341        per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(vi)     Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1 Notes:                                  $0.00
                                                                                                           ------------------------
             (    $0.00000000000        per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------

(vii)    Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2 Notes:                            $707,556.18
                                                                                                           ------------------------
             (    $0.00000292984        per $1,000 original principal amount of Class I-A-2 Notes)
              --------------------------

(viii)   Amount of INTEREST being paid or distributed in respect of the CLASS I-B Notes:                               $44,855.42
                                                                                                           ------------------------
             (    $0.00000427194        per $1,000 original principal amount of Class I-B Notes)
              --------------------------

(ix)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1 Notes:                                 $0.00
                                                                                                           ------------------------
             (     $0.00000000000       per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------

(x)      Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2 Notes:                         $1,357,141.37
                                                                                                           ------------------------
             (     $0.00000355087       per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(xi)     Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
           (1) Distributed to Class I-A-1 Noteholders:                               $0.00
                                                            -------------------------------
             (     $0.00000000000       per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------
           (2) Distributed to Class I-A-2 Noteholders:                                $0.00
                                                            -------------------------------
             (     $0.00000000000       per $1,000 original principal amount of Class I-A-2 Notes)
              --------------------------
           (3) Distributed to Class I-B Noteholders:                                  $0.00
                                                            -------------------------------
             (     $0.00000000000       per $1,000 original principal amount of Class I-B Notes)
              --------------------------
           (4) Distributed to Class II-A-1 Noteholders:                               $0.00
                                                            -------------------------------
             (     $0.00000000000       per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------
           (5) Distributed to Class II-A-2 Noteholders:                                $0.00
                                                            -------------------------------
             (     $0.00000000000       per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------
           (6) Balance on Class I-A-1 Notes:                                $0.00
                                                  -------------------------------
             (     $0.00000000000       per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------

                        KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                     DISTRIBUTION DATE:   DECEMBER 29, 2003
                                          -----------------


           (7) Balance on Class I-A-2 Notes:                                $0.00
                                                  -------------------------------
             (       $0.00000000000     per $1,000 original principal amount of Class I-A-2 Notes)
              --------------------------
           (8) Balance on Class I-B Notes:                                  $0.00
                                                  -------------------------------
             (       $0.00000000000     per $1,000 original principal amount of Class I-B Notes)
              --------------------------
           (9) Balance on Class II-A-1 Notes:                               $0.00
                                                  -------------------------------
             (       $0.00000000000     per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------
          (10) Balance on Class II-A-2 Notes:                               $0.00
                                                  -------------------------------
             (       $0.00000000000     per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(xii)    (X)  Payments made under the Group I Cap Agreement on such date:
             (                $0.00     with respect to the Class I-A-1 Notes,
              --------------------------
                              $0.00     with respect to Class I-A-2 Notes, and
              --------------------------
                              $0.00     with respect to Class I-B Notes), and
              --------------------------
         (Y)  payments made under the Group II Cap Agreement on such date:
             (                $0.00     with respect to Class II-A-1 Notes and
              --------------------------
                              $0.00     with respect to the Class II-A-2 Notes); and
              --------------------------
              the total outstanding amount owed to the Cap Provider:
                              $0.00     with respect to the Group I Cap Agreement and
              --------------------------
                              $0.00     with respect to the Group II Cap Agreement.
              --------------------------

(xiii)   (X)  GROUP I POOL BALANCE at the end of the related Collection Period:                    $216,808,115.34        and
                                                                                           --------------------------
         (Y)  GROUP II POOL BALANCE at the end of the related Collection Period:                   $370,338,462.06
                                                                                           --------------------------

(xiv)    After giving effect to distributions on this Distribution Date:
         (a)    (1)OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:                             $0.00
                                                                                 --------------------------
                (2)Pool Factor for the Class I-A-1 Notes:                   -
                                                                 ----------------      ----------------
         (b)    (1)outstanding principal amount of CLASS I-A-2 Notes:                   $206,308,115.34
                                                                                 --------------------------
                (2)Pool Factor for the Class I-A-2 Notes:             0.854277900
                                                                 ----------------      ----------------
         (c)    (1)outstanding principal amount of CLASS I-B Notes:                      $10,500,000.00
                                                                                 --------------------------
                (2)Pool Factor for the Class I-B Notes:               1.000000000
                                                                 ----------------      ----------------
         (d)    (1)outstanding principal amount of CLASS II-A-1 Notes:                            $0.00
                                                                                 --------------------------
                (2)Pool Factor for the Class II-A-1 Notes:                  -
                                                                 ----------------      ----------------
         (e)    (1)outstanding principal amount of CLASS II-A-2 Notes:                  $370,338,462.06
                                                                                 --------------------------
                (2)Pool Factor for the Class II-A-2 Notes:            0.968965100
                                                                 --------------------------------

(xv)     NOTE INTEREST RATE for the Notes:
         (a)  In general:
                (1) Three-Month LIBOR
                    for the period from the previous Distribution Date to this Distribution Date was                     1.14000%
                                                                                                                     --------------
                (2) the Student Loan Rate was      for Group I:              5.72366%    and Group II:          3.23994%
                                                                 ---------------------                     ---------------

                        KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                     DISTRIBUTION DATE:   DECEMBER 29, 2003
                                          -----------------


         (b)  Note Interest Rate for the CLASS I-A-1 Notes:                  1.21000%  based on       Index-based Rate
                                                                 --------------------                 --------------------------
         (c)  Note Interest Rate for the CLASS I-A-2 Notes:                  1.29000%  based on       Index-based Rate
                                                                 --------------------                 --------------------------
         (d)  Note Interest Rate for the CLASS I-B Notes:                    1.69000%  based on       Index-based Rate
                                                                 --------------------                 --------------------------
         (e)  Note Interest Rate for the CLASS II-A-1 Notes:                 1.29000%  based on       Index-based Rate
                                                                 --------------------                 --------------------------
         (f)  Note Interest Rate for the CLASS II-A-2 Notes:                 1.41000%  based on       Index-based Rate
                                                                 --------------------                 --------------------------


(xvi)    Amount of MASTER SERVICING FEE for related Collection Period:
                          $276,000.63   with respect to the GROUP I Student Loans and
              --------------------------
                          $466,828.79   with respect to the GROUP II Student Loans
              --------------------------
             (         $0.00000281633   per $1,000 original principal amount of Class I-A-1 Notes,
              --------------------------
                       $0.00000114286   per $1,000 original principal balance of Class I-A-2 Notes
              --------------------------
                       $0.00002628577   per $1,000 original principal balance of Class I-B Notes,
              --------------------------
                       $0.00000688538   per $1,000 original principal balance of Class II-A-1 Notes and
              --------------------------
                       $0.00000122143   per $1,000 original principal balance of Class II-A-2 Notes);
              --------------------------

(xvii)   Amount of ADMINISTRATION FEE for related Collection Period:
                            $1,107.77   with respect to the GROUP I Notes and
              --------------------------
                            $1,892.23   with respect to the GROUP II Notes
              --------------------------
             (         $0.00000001130   per $1,000 original principal amount of Class I-A-1 Notes,
              --------------------------
                       $0.00000000459   per $1,000 original principal balance of Class I-A-2 Notes
              --------------------------
                       $0.00000010550   per $1,000 original principal balance of Class I-B Notes,
              --------------------------
                       $0.00000002791   per $1,000 original principal balance of Class II-A-1 Notes and
              --------------------------
                       $0.00000000495   per $1,000 original principal balance of Class II-A-2 Notes);
              --------------------------

(xviii)  (a)  Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
                                $0.00   with respect to the GROUP I Student Loans
              --------------------------
                                $0.00   with respect to the GROUP II Student Loans
              --------------------------
         (b)  Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                   with respect to the GROUP I Student Loans

                                                       # of
                                                       Loans                          $ Amount
              30-60 Days Delinquent                     184                           $4,123,744
              61-90 Days Delinquent                      72                           $1,427,434
              91-120 Days Delinquent                     83                           $1,524,492
              More than 120 Days Delinquent             189                           $2,664,783
              Claims Filed Awaiting Payment              91                           $682,263


                   and with respect to the GROUP II Student Loans.

                                                       # of
                                                       Loans                          $ Amount
              30-60 Days Delinquent                     946                           $8,647,164
              61-90 Days Delinquent                     464                           $4,713,737
              91-120 Days Delinquent                    228                           $2,228,441
              More than 120 Days Delinquent             216                           $2,076,508
              Claims Filed Awaiting Payment             148                           $2,111,918

                        KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                     DISTRIBUTION DATE:   DECEMBER 29, 2003
                                          -----------------


(xix)    Amount in the GROUP I PRE-FUNDING Account:                               $0.00
                                                            -------------------------------
         Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:                            $0.00
                                                            -------------------------------

(xx)     Amount in the GROUP II PRE-FUNDING Account:                              $0.00
                                                            -------------------------------
         Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:                            $0.00
                                                            -------------------------------

(xxi)    Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date                       $119,000.00
                                                                                                                -------------------

(xxii)   Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance
         Policy:   $0.00
                   ---------------------

(xxiii)  Amount paid to the Securities Insurer in reimbursement of all Insured
         Payments made pursuant to the Group II Notes Guaranty Insurance Policy
         $0.00
                                                            --------------------------

(xxiv)   (A) with respect to the GROUP I INTEREST RATE SWAP:
            the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                     $24,953.52  ;
                                                                                                                     --------------
            the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                        $0.00  ;
                                                                                                                     --------------
            the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                       $0.00   ;
                                                                                                      ---------------
            the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                       $0.00   ;
                                                                                                      ---------------
            and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
                           $0.00   ; and
              ---------------------
         (B) with respect to the GROUP II INTEREST RATE SWAP:
            the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                     $38,079.72  ;
                                                                                                                     --------------
            the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                        $0.00  ;
                                                                                                                     --------------
            the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                       $0.00   ;
                                                                                                      ---------------
            the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                       $0.00   ;
                                                                                                      ---------------
         --------------------------------------------------------------------------------------------------------------------------
            and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
                           $0.00
              ---------------------

(xxv)    the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:                          $0.00   ;
                                                                                                           ---------------
         the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                          $0.00   ;
                                                                                                           ---------------
         Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:                           $0.00   ;
                                                                                                      ---------------
         Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date                         $0.00   ; and
                                                                                                      ---------------
         Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                        $0.00   .
                                                                                                      ---------------